UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

COLUMBIA PIPELINE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

On May 23, 2016, Columbia Pipeline Group, Inc. (the “Company”) filed the following Current Report on Form 8-K with the U.S. Securities and Exchange Commission with respect to the temporary suspension of trading that is being imposed on participants in the Company’s 401(k) Savings Plan in connection with the proposed acquisition of the Company by TransCanada Corporation.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2016

Columbia Pipeline Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36838	47-1982552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 San Felipe Street, Houston, Texas 77056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 386-3701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On May 23, 2016, Columbia Pipeline Group, Inc. (the “Company”), in connection with the Company’s pending acquisition by TransCanada Corporation pursuant to the Agreement and Plan of Merger, dated as of March 17, 2016, sent a notice to its directors and executive officers informing them of a blackout period (the “Blackout Period”) that is being imposed on participants in the Columbia Pipeline Group 401(k) Savings Plan (the “Plan”) and notifying them of trading restrictions applicable to them during this Blackout Period. This notice was sent pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR, which generally prohibits directors and executive officers of an issuer from engaging in transactions involving the issuer’s equity securities acquired in connection with their service or employment as a director or executive officer during any pension plan blackout period.

Inquiries concerning the Notice or the Blackout Period, including the beginning and ending dates of the trading restrictions, may be directed without charge to:

Columbia Pipeline Group, Inc.

5151 San Felipe Street, Suite 2500

Houston, Texas 77056

Attn: Steven B. Nickerson, Vice President, Deputy General Counsel and Corporate Secretary

and Corporate Secretary

Telephone Number: (713) 386-3701

A copy of the notice to directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.04.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this filing may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995 concerning CPG and the proposed merger with TransCanada. Forward-looking statements are statements other than historical facts and that frequently use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will” and similar words. All such forward-looking statements speak only as of the date of this filing. Although CPG believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved and such statements are subject to various risks and uncertainties. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecasted in such statements and readers are cautioned not to place undue reliance on such statements. CPG’s business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond CPG’s control. These factors include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to termination of the merger agreement with TransCanada; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; risks related to disruption of management’s attention from CPG’s ongoing business operations due to the pending merger; the impact of the announcement of the proposed merger on relationships with third parties, including commercial counterparties, employees and competitors, and risks associated with the loss and ongoing replacement of key personnel; risks relating to unanticipated costs of integration in connection with the proposed merger, including operating costs, customer loss or business disruption being greater than expected; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors and transporters; the demand for natural gas storage and transportation services; our ability to successfully implement our business plan; our ability to complete internal growth projects on time and on budget; the price and availability of debt and equity financing; the availability and price of natural gas to the consumer compared with the price of alternative and competing fuels; competition from the same and alternative energy sources; energy efficiency and technology trends; operating hazards and other risks incidental to transporting, storing and gathering natural gas; natural disasters, weather-related delays, casualty losses, acts of war and terrorism and other matters beyond our control; interest rates; labor relations; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; and the effects of future litigation, including litigation relating to the proposed merger with TransCanada. We caution that the foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in CPG’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2015, as amended, and CPG’s other filings with the SEC, which are available at http://www.sec.gov. All forward-looking statements included in this filing are expressly qualified in their entirety by such cautionary statements. CPG expressly disclaims any obligation to update, amend or clarify any forward-looking statement to reflect events, new information or circumstances occurring after the date of this filing except as required by applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition of CPG by TransCanada. In connection with the proposed merger transaction, CPG has filed a definitive proxy statement with the SEC on May 17, 2016, which CPG commenced disseminating to stockholders on or about May 18, 2016. BEFORE MAKING ANY VOTING DECISION, CPG’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain, free of charge, a copy of the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and CPG’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Exchange Act will be available free of charge through CPG’s website at https://www.cpg.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

PARTICIPANTS IN SOLICITATION

CPG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of CPG common stock in respect of the proposed merger. Information about the directors and executive officers of CPG can be found in CPG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on February 18, 2016, as amended by Amendment No. 1 thereto on Form 10-K/A, filed with the SEC on April 7, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the merger, which may be different than those of CPG’s stockholders generally, is contained in the definitive proxy statement filed with the SEC by CPG on May 17, 2016 in connection with the proposed merger.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Exhibit Description

99.1	Form of Notice of Blackout Period to Directors and Executive Officers dated May 23, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Columbia Pipeline Group, Inc.
Date: May 23, 2016
	By:	/s/ Steven B. Nickerson
Steven B. Nickerson
Vice President, Deputy General Counsel and Corporate Secretary

Exhibit 99.1

Important Notice

To Directors and Executive Officers of

Columbia Pipeline Group, Inc.

Regarding the Regulation BTR

Blackout Period and Trading Restrictions

May 23, 2016

General Information. This notice is to inform you that the Columbia Pipeline Group 401(k) Savings Plan (the “401(k) Plan”) will have a blackout period during which 401(k) Plan participants will be unable to conduct transactions in Columbia Pipeline Group, Inc. (“CPG”) common stock (“CPG Stock”) within the 401(k) Plan. CPG previously announced that CPG would be acquired by TransCanada Corporation pursuant to the Agreement and Plan of Merger, dated as of March 17, 2016 (the “Merger Agreement”), by and among the Company, TransCanada PipeLines Limited, a Canadian corporation (“Parent”), TransCanada PipeLine USA Ltd., a Nevada corporation (“US Parent”) and a wholly owned subsidiary of Parent, Taurus Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of US Parent, and, for specified purposes within the Merger Agreement, TransCanada Corporation, a Canadian corporation. The blackout period is necessary in connection with the acquisition to enable the 401(k) Plan to update its records and accounting to reflect the acquisition of shares of CPG Stock, including shares held under the 401(k) Plan, by TransCanada Corporation. Because you are a director or an executive officer of CPG, you will also be prohibited during the blackout period from engaging in most transactions involving equity securities of CPG that you acquired in connection with your service or employment as a director or executive officer of CPG.

Impact on 401(k) Plan Participants. As a result of the acquisition, participants in the 401(k) Plan will be temporarily unable to direct or diversify investments in their individual accounts or obtain distributions from the 401(k) Plan if the transaction involves CPG Stock. This period, during which participants will be unable to exercise these rights otherwise available under the 401(k) Plan, qualifies as a “blackout period” under the Securities and Exchange Commission’s Regulation BTR.

Restrictions on Directors and Executive Officers during the Blackout Period. During the blackout period, directors and executive officers of CPG will be subject to trading restrictions imposed under Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR. Subject to limited exceptions, these restrictions generally prohibit, during the blackout period, the direct or indirect purchase, sale or other acquisition or transfer of any of CPG’s equity securities that you acquired in connection with your service or employment as a director or executive officer of CPG. Please note that all trading by CPG’s directors and executive officers is already prohibited under CPG’s Insider Trading Policy during the quarterly insider trading blackout period. Regulation BTR, however, also imposes additional penalties, such as criminal penalties and a requirement to disgorge all profits, on trades that occur during a Regulation BTR blackout period.

•	Note that “equity securities” are defined broadly to include CPG Stock and derivatives thereof, including without limitation stock options, performance shares, phantom units and restricted stock units.

•	Covered transactions are not limited to those involving your direct ownership, but include any transaction in which you have a pecuniary interest (for example, transactions by your immediate family members living in your household).

•	Among other things, these rules prohibit selling shares of CPG Stock acquired pursuant to options granted to you in connection with your service as a director or employment as an executive officer, selling shares of common stock that were acquired after the vesting of restricted stock units or performance shares or selling shares to cover withholding taxes upon the vesting of restricted stock units or performance shares.

•	These restrictions generally do not apply to the reinvestment of dividends under a pre-established broad-based stockholder dividend reinvestment plan, such as the Columbia Pipeline Group, Inc. Dividend Reinvestment and Stock Purchase Plan, or to the acquisition of CPG Stock pursuant to a previously established election to invest contributions in the CPG Stock fund of the 401(k) Plan.

Length of the Blackout Period. The blackout period for the 401(k) Plan is expected to begin, at its earliest, during the week of June 19, 2016, and to end during the week of July 10, 2016. During this period, you can determine whether the BTR blackout period has started or ended by calling the Fidelity Benefits Service Center toll-free at 1-800-305-4015. We will notify you of any changes that affect the dates of the BTR blackout period.

Questions or Additional Information. The rules described above apply in addition to the other restrictions on trading activity under CPG’s Insider Trading Policy. In order to avoid any inadvertent violations of the blackout period restrictions, you should continue to direct questions about, and requests for pre-clearance of, your transactions in CPG’s securities to Steven B. Nickerson, Vice President, Deputy General Counsel and Corporate Secretary. In addition, during the blackout period, you may obtain, without charge, information about the blackout period, including whether the blackout period has begun or ended, by contacting Steven B. Nickerson directly at (713) 386-3701 or in writing at 5151 San Felipe Street, Suite 2500, Houston, Texas 77056.